Invesco Exchange-Traded Fund Trust II

SUPPLEMENT DATED FEBRUARY 28, 2025

TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI”), EACH DATED FEBRUARY 28, 2025, OF:

Invesco RAFI Emerging Markets ETF (PXH)

(the “Fund”)

Important Notice Regarding Changes in the Name, Underlying Index, Index Provider, Investment Objective, Principal Investment Strategy, and Unitary Management Fee of the Fund

As previously communicated, effective March 24, 2025 (the “Effective Date”), the Fund will undergo changes to its name, underlying index, index provider, investment objective, principal investment strategies, and unitary management fee. Until the Effective Date, the following disclosure is in effect and shall supersede the corresponding disclosure in the Fund’s Prospectuses and SAI.

1.) Until the Effective Date, the Fund’s name is replaced with Invesco FTSE RAFI Emerging Markets ETF.

2.) Until the Effective Date, the Fund’s Underlying Index is replaced with the FTSE RAFITM Emerging Index, and FTSE International Limited in conjunction with Research Affiliates LLC is the index provider of the Fund’s Underlying Index.

3.) Until the Effective Date, the following replaces the Fund’s Investment Objective in the Fund’s Prospectuses:

The Invesco FTSE RAFI Emerging Markets ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Emerging Index (the “Underlying Index”).

4.) Until the Effective Date, the Fund’s unitary management fee is 0.49%. Accordingly, until the Effective Date, the following replaces the information under “Fund Fees and Expenses” in the Fund’s Prospectuses:

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.49%

Other Expenses	None

Total Annual Fund Operating Expenses	0.49

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

5.) Until the Effective Date, the following replaces the corresponding disclosure under the section “Principal Investment Strategies” in the Fund’s Summary Prospectus and the section “Summary Information – Principal Investment Strategies” in the Fund’s Statutory Prospectus:

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA” together with FTSE, the “Index Provider”), compiles, maintains and calculates the Underlying Index, which is comprised of securities of companies located in countries that are classified as emerging markets within the country classification definition of FTSE. The Underlying Index includes securities of companies selected from the constituents of the FTSE Emerging Total Cap Index. The Underlying Index selects and weights its component securities based on their cumulative score (“Fundamental Value”), which is derived from the following four fundamental measures of firm size: book value, cash flows, sales and dividends.

As of December 31, 2024, the Underlying Index was comprised of 396 constituents representing 31 countries and with market capitalizations ranging from $471.6 million to $1.8 trillion.

While the Fund generally seeks to invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index, at times the composition of the Underlying Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of October 31, 2024, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.

6.) Until the Effective Date, the following replaces the corresponding disclosure regarding the Underlying Index under the section “Additional Information about the Fund’s Strategies and Risks” in the Fund’s Statutory Prospectus:

FTSE RAFITM Emerging Index

The Index Provider selects component securities for the Underlying Index from among the companies with the highest-ranking Fundamental Value, based on the factors set forth below, within the FTSE Emerging Total Cap Index, subject to the country eligibility rule described below.

A country will be eligible for inclusion in the Underlying Index if its fundamental country weight in the FTSE Emerging All Cap Index exceeds 1.5% or, for existing constituent countries in the Underlying Index, exceeds 0.55%.

The Fundamental Value of each eligible constituent is calculated based on the following factors:

(a) The percentage representation of each security using the issuer’s sales averaged over the prior five years.

(b) The percentage representation of each security using the issuer’s cash flow averaged over the prior five years.

(c) The percentage representation of each security using the issuer’s book value as of the review date.

(d) The percentage representation of each security using the issuer’s total dividend distributions averaged over the prior five years. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

The Index Provider divides the Fundamental Value of each company by its free-float adjusted market-capitalization and ranks the securities in descending order of their Fundamental Value. The 350 securities with the largest adjusted Fundamental Values are included in the Underlying Index and assigned a weight proportional to their Fundamental Value.

As of December 31, 2024, the following countries were classified as emerging markets by FTSE: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The Underlying Index is rebalanced annually, after the close of business on the third Friday of March, based on data at the close of business on the last trading day in January. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spin-offs. The Fund is rebalanced in accordance with the Underlying Index.

All FTSE RAFITM Index values are accessible on the FTSE Russell website at www.ftserussell.com.

7.) Until the Effective Date, the following replaces the first paragraph under the section “Advisory Fees” in the Fund’s Statutory Prospectus:

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.49% of its average daily net assets (the “Advisory Fee”).

8.) Until the Effective Date, the following replaces the last paragraph under the section “Index Provider” in the Fund’s Statutory Prospectus:

The Underlying Index is a trademark of FTSE and RA and has been licensed for use for certain purposes by the Adviser.

9.) Until the Effective Date, the following replaces the disclosure in the section “Disclaimers” in the Fund’s Statutory Prospectus:

The Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Group Companies (“LSEG”) or by Research Affiliates LLC (“RA”) (collectively the “Licensor Parties”), and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE RAFITM Emerging Index (the “Underlying Index”) and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE in conjunction with RA.

None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to an Underlying Index to the Adviser or its clients. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Underlying Index or (b) under any obligation to advise any person of any error therein.

FTSE® is a trademark of London Stock Exchange Group (“LSEG”). The trade names Fundamental Index and RAFI are registered trademarks of RA.

Any intellectual property rights in the index values and constituent list vests in FTSE. The Fundamental Index® and RAFI® trade names are the exclusive property of RA. The Adviser has obtained full license from FTSE to use such intellectual property rights in the creation of these products.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

10.) Until the Effective Date, the following replaces the corresponding information for the Fund under the section “Management — Investment Advisory Agreement” in the Fund’s SAI:

Fund	Advisory Fee
Invesco FTSE RAFI Emerging Markets ETF	0.49%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PXH-SUMSTATSAI 022825

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